PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity IV

Supplement to Prospectus Dated September 26, 2017
Supplement dated February 20, 2018

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide updated information pursuant to the tax reform legislation commonly referred to as the Tax Cuts and Jobs Act of 2017.

PROSPECTUS CHANGES

I.	GLOSSARY

On page 3, the following sentence is added to the term entitled Recharacterization:

Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. However, recharacterizations of 2017 Roth IRA conversions may be allowed up until October 15, 2018. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).

II.	5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?

On page 27 under “Conversions And Recharacterizations – Transfers Among the IRA and Roth IRA” the following sentence replaces the fifth sentence in the first paragraph:

If your conversion occurred prior to January 1, 2018, you may also transfer funds back to an IRA or Roth IRA via Recharacterization.

III.	8: HOW CAN I ACCESS MY MONEY?

On page 34 under “Withdrawals In Connection With Plan Loans (Plan Type B only)” the following paragraph is added to the end of the page:

If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

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IV.	9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?

On page 36 under “Contribution Limits/Rollovers” the following is added after the first sentence in the second paragraph:

If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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